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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2002
                                                         ----------------


                           BIOGAN INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



  Delaware                            0-31479                58-1832055
-----------------------              --------                -------------------
(State or other                (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)



   813 Beriault Drive, Suite 203, Longueuol, Quebec, Canada
    ---------------------------------------------------------    ----------
       (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code   (405) 651-6701
                                                           --------------


                                 Not Applicable
                             ----------------------
          (Former name or former address, if changed since last report)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 28, 2002, KPMG LLP ("KPMG") resigned as the Registrant's independent certifying accountants. This resignation is effective as of February 20, 2001, the date of the Registrant's engagement of KPMG, and was necessitated by the previously-reported failure to close the Registrant's proposed Chinese joint venture. As reported by the Registrant in its Current Report on Form 8-K dated July 30, 2001 and filed with the Securities and Exchange Commission on July 30, 2001 (the "July 8-K"), the Registrant was advised by its Chinese counsel that its joint venture and related asset acquisition transactions (the "Hechi transactions") with Hechi Industrial Co., Ltd. ("Hechi"), were not consummated in compliance with Chinese law and therefore may not be valid. As a result, the Registrant currently has no operating business. However, the Registrant and Hechi are currently negotiating a Memorandum of Understanding in order to restructure the Hechi Transactions in compliance with applicable Chinese law. The Registrant anticipates that upon effective consummation of the transactions with Hechi, KPMG or a similar firm of international repute will be engaged as the Registrant's independent certifying accountants.

         During the Registrant's two most recent fiscal years and subsequent interim periods preceding the resignation of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports, if any had been rendered.

         The Registrant is furnishing herewith a letter addressed to the Securities and Exchange Commission from KPMG pursuant to Item 304(a)(3) of Regulation S-B, which letter is attached hereto as Exhibit 16.

         In addition, on January 28, 2002, the Registrant engaged George Brenner, C.P.A. ("Brenner") as its independent certifying accountants. Brenner will act as the Registrant's certifying accountant with respect to the Company's periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act") commencing with the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000. The Registrant has not consulted with George Brenner, C.P.A. on any matter which would require disclosure under Item 304 of Regulation S-B.

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ITEM 5.           OTHER EVENTS.

         In 2000, the Registrant entered into the Hechi Transactions resulting in the formation of a joint venture to operate certain non-ferrous metal smelting and mining operations in the People's Republic of China. In reliance upon the effectiveness of the Hechi Transactions, the Registrant included the financial results of this joint venture (to the extent of its interest) in its financial statements. As subsequently reported in the July 8-K, the Registrant was subsequently advised by Chinese counsel that the Hechi Transactions were invalid for failure to comply with applicable Chinese Law. As a result, the Registrant will be restating its financial statements to not reflect the Hechi Transactions, and will be filing its periodic reports under the 1934 Act as a company with minimal current business activities. As set forth above in Item 4. above, the Registrant and, to the Registrant's knowledge, Hechi remain committed to the Hechi Transactions and are currently negotiating a Memorandum of Understanding to restructure them in compliance with applicable Chinese law.

         At a meeting of the Board of Directors of the Registrant (the "Board") held on November 22, 2001, a resolution was passed setting the number of directors at eight. The Board appointed Kuang Yihuai (Chairman), Gilles LaVerdiere (Vice Chairman), Kuang Zhong, Liang Changjiang, Ronald Tolman, Kerry Smith, Pierre O'Dowd and John Cullen to serve as directors until the next meeting of the Registrant's stockholders.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS.

                  (c)  Exhibits.

                  16 Letter from KPMG, LLP to the Securities and Exchange Commission regarding change in the Registrant's certifying accountant.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOGAN INTERNATIONAL, INC.


Date:    February 4, 2002          By:  /s/ GILLES LAVERDIERE
                                      -----------------------
                                   Name:  Gilles LaVerdiere
                                   Title: Chief Executive Officer and President

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